United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

CINGULAR WIRELESS LLC

(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector, Atlanta, Georgia 30342

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 236-7895

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to the Rights of Security Holders
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.01 INVESTMENT AND REORGANIZATION AGREEMENT
EX-99.04 SECOND SUPPLEMENTAL INDENTURE
EX-99.05 SECOND SUPPLEMENTAL INDENTURE
EX-99.07 FIRST SUPPLEMENTAL INDENTURE
EX-99.09 FIRST SUPPLEMENTAL INDENTURE
EX-99.10 SECOND SUPPLEMENTAL INDENTURE
EX-99.11 AMENDMENT NO. 5 TO THE CINGULAR LLC AGREEMENT
EX-99.12 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.13 THE AUDITED FINANCIALS OF AT&T WIRELESS SERVICES, INC.

Item 1.01 Entry into Material Definitive Agreement

Investment Agreement

On October 25, 2004, SBC Communications Inc. ( “SBC”), BellSouth Corporation (“BellSouth”), Cingular Wireless LLC ( “Cingular”), Cingular Wireless Corporation (“Manager”), the sole manager of Cingular, and affiliates of SBC, BellSouth, Cingular and Manager entered into an Investment and Reorganization Agreement (the “Investment Agreement”) pursuant to which SBC and BellSouth, among other things, funded, by means of an equity contribution, a significant portion of the consideration to be paid to the stockholders of AT&T Wireless Services, Inc. (“AT&T Wireless”) in connection with the merger (the “Merger”) of Links I Corporation (“Merger Sub”), a wholly owned subsidiary of Manager, with and into AT&T Wireless pursuant to the Agreement and Plan of Merger, dated as of February 17, 2004 (the “Merger Agreement”), by and among AT&T Wireless, Manager, Cingular, Merger Sub, and solely with respect to certain sections thereof, SBC and BellSouth. Any remaining merger consideration paid to stockholders of AT&T Wireless pursuant to the Merger Agreement was funded from AT&T Wireless’ cash on hand. As a result of the Merger, Manager became the owner of all of the capital stock of AT&T Wireless.

As described more fully in Item 3.02, pursuant to the Investment Agreement, Cingular is required to issue new membership interests in Cingular to SBC Long Distance, Inc., a wholly owned subsidiary of SBC, and BellSouth Mobile Data, Inc., a wholly owned subsidiary of BellSouth, in exchange for $21,614,627,394.00 and $14,409,751,596.00, respectively. The number of limited liability company units representing such interests have not yet been determined, however following the issuance of such units the relative aggregate percentage ownership in Cingular by SBC and its subsidiaries, on the one hand, and BellSouth and its subsidiaries, on the other, will not be changed. The ownership interest of BellSouth and SBC in Manager, their rights with respect to the management of Manager and Manager’s rights with respect to management of Cingular also will not change as a result of the issuance of these membership interests of Cingular.

In addition, pursuant to the Investment Agreement, following the Merger, Manager sold to Cingular all of its interest in AT&T Wireless. Accordingly, AT&T Wireless is now a direct wholly owned subsidiary of Cingular. Following this sale by Manager to Cingular, Cingular and AT&T Wireless contributed a significant portion of their respective assets to Cingular Wireless II, LLC, a newly-formed limited liability company that is indirectly wholly owned by Cingular (such limited liability company, “Cingular Wireless II” and such contributions, the “Cingular Wireless II Contributions”).

The foregoing summary of the Investment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of such agreement. A copy of the Investment Agreement is attached hereto as Exhibit 99.01 and is incorporated by reference into this Item 1.01. The foregoing summary of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Merger Agreement. A copy of the Merger Agreement is included as Exhibit 99.02 hereto and is incorporated by reference into this Item 1.01.

Supplemental Indentures for Co-Obligation of AWE Securities

On October 26, 2004, in connection with the Cingular Wireless II Contributions made by AT&T Wireless, both Cingular and Cingular Wireless II executed supplemental indentures pursuant to which they became co-obligors, together with AT&T Wireless, which respect to the AWE Securities (as defined below).

The “2001 AWE Securities”, issued pursuant to an indenture, dated as of March 6, 2001 (as amended, the “2001 AWE Indenture”), under which U.S. Bank N.A. currently serves as trustee, are:

(i)	7.350% Senior Notes due 2006 with a current aggregate outstanding principal amount of $1,000,000,000;

(ii)	7.875% Senior Notes due 2011 with a current aggregate outstanding principal amount of $3,000,000,000; and

(iii)	8.750% Senior Notes due 2031 with a current aggregate outstanding principal amount of $2,500,000,000.

The “2002 AWE Securities” (together with the 2001 AWE Securities, the “AWE Securities”), issued pursuant to an indenture, dated as of April 11, 2002 (as amended, the “2002 AWE Indenture,” and, together with the 2001 AWE Indenture, the “AWE Indentures”), under which U.S. Bank N.A. currently serves as trustee, are:

(i)	6.875% Senior Notes due 2005 with an aggregate outstanding principal amount of $250,000,000;

(ii)	7.500% Senior Notes due 2007 with an aggregate outstanding principal amount of $750,000,000; and

(iii)	8.125% Senior Notes due 2012 with an aggregate outstanding principal amount of $2,000,000,000.

As co-obligors of the AWE Securities, Cingular and Cingular Wireless II have become jointly and severally liable, together with AT&T Wireless, with respect to (i) the due and punctual payment of the principal of and any premium and interest on the AWE Securities and (ii) the performance or observance of every covenant of AT&T Wireless under the AWE Indentures. These co-obligations are a primary obligation of each of Cingular and Cingular Wireless II.

As required by the Investment Agreement, SBC and BellSouth have agreed that the obligations of Cingular under the existing member loans from SBC and BellSouth and a subsidiary of BellSouth to Cingular will be subordinated to the obligations of Cingular with respect to the AWE Securities in accordance with the Capital Markets Debt Subordination Agreement, dated as of November 21, 2000, among SBC, BellSouth, each other subsidiary lender party thereto and Cingular attached as Exhibit 10.13 to Cingular’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Subordination Agreement”) and is included as Exhibit 99.03 hereto.

This foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to (i) the text of the supplemental indentures, included as Exhibits 99.04 and 99.05 hereto, (ii) the text of the AWE 2001 Indenture, included as Exhibit 99.06 hereto, (iii) the text of the first supplemental indenture to the AWE 2001 Indenture, included as Exhibit 99.07 hereto, which amended certain terms of the AWE 2001 Indenture, (iv) the text of the AWE 2002 Indenture, included as Exhibit 99.08 hereto, (v) the text of the first supplemental indenture to the AWE 2002 Indenture, included as Exhibit 99.09 hereto, which amended certain terms of the AWE 2002 Indenture and (vi) the text of the Subordination Agreement. Each of these Exhibits is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

Investment Agreement

The Investment Agreement terminated in all respects the Investment Agreement, dated as of February 17, 2004, between SBC and BellSouth, attached as Exhibit 10.64 to Cingular’s annual report on Form 10-K for the year ended December 31, 2003.

Item 2.01 Completion of Acquisition or Disposition of Assets

As described under the heading “Investment Agreement” in Item 1.01, pursuant to the Merger Agreement, on October 26, 2004, Merger Sub merged with and into AT&T Wireless. As a result of the Merger, Manager became the owner of all of the capital stock of AT&T Wireless.

Pursuant to the Investment Agreement, Manager sold to Cingular all of its interest in AT&T Wireless in exchange for a purchase price of $36,024,378,990.00 in cash. This sale was completed on October 27, 2004. Accordingly, AT&T Wireless is now a direct wholly owned subsidiary of Cingular. Manager continues as the sole manager of Cingular.

The amount of the cash consideration paid by Cingular to Manager for its interest in AT&T Wireless was based on the amount paid by Manager to stockholders of AT&T Wireless pursuant to the Merger Agreement.

Pursuant to the Investment Agreement, Cingular became obligated to issue new Cingular limited liability company units to SBC Long Distance, Inc., a wholly owned subsidiary of SBC, and BellSouth Mobile Data, Inc., a wholly owned subsidiary of BellSouth, in exchange for $21,614,627,394.00 and $14,409,751,596.00, respectively. The funds were used by Cingular to purchase Manager’s interest in AT&T Wireless.

This summary of the Investment Agreement is qualified in its entirety by reference to the text of the Investment Agreement, as described in Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the description under the heading “Supplemental Indentures for Co-Obligation of AWE Securities” in Item 1.01, which is incorporated by reference into this Item 2.03 and is qualified in its entirety by reference to the text of various agreements identified in Item 1.01 under such heading.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01, pursuant to the Investment Agreement, Cingular is required to issue new membership interests in Cingular in a private placement to SBC Long Distance, Inc., a wholly owned subsidiary of SBC, and BellSouth Mobile Data, Inc., a wholly owned subsidiary of BellSouth, in exchange for $21,614,627,394.00 and $14,409,751,596.00, respectively. The number of Cingular limited liability company units representing such interests have not yet been determined; however, following the issuance of such limited liability company units, the relative aggregate percentage ownership in Cingular by SBC and its subsidiaries, on the one hand, and BellSouth and its subsidiaries, on the other, will not be changed.

Item 3.03 Material Modification to the Rights of Security Holders

Co-Obligation of Cingular Securities

On October 27, 2004, in connection with the Cingular Wireless II Contributions made by Cingular, Cingular Wireless II executed the Second Supplemental Indenture, by and among Cingular, Cingular Wireless II and J.P. Morgan Trust Company, National Association (the “Cingular Second Supplemental Indenture”), amending and supplementing the Indenture, dated as of December 12, 2001 (as amended, the “Cingular Indenture”) under which J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A.) currently serves as trustee. Pursuant to the Cingular Second Supplemental Indenture, Cingular Wireless II became a co-obligor, together with Cingular, which respect to the following outstanding series of senior notes of Cingular (the “Cingular Securities”):

(i)	5.625% Senior Notes due 2006 with an aggregate outstanding principal amount of $500,000,000;

(ii)	6.50% Senior Notes due 2011 with an aggregate outstanding principal amount of $750,000,000; and

(iii)	7.125% Senior Notes due 2031 with an aggregate outstanding principal amount of $750,000,000.

As a co-obligor of the Cingular Securities, Cingular Wireless II has become jointly and severally liable, together with Cingular, with respect to (i) the due and punctual payment of the principal of and any premium and interest on the Cingular Securities and (ii) the performance or observance of every covenant of Cingular under the Cingular Indenture. This co-obligation is a primary obligation of Cingular Wireless II.

This foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Second Supplemental Indenture, included as Exhibit 99.10 hereto. This Exhibit is incorporated by reference into this Item 3.03.

Pursuant to the Investment Agreement, SBC and BellSouth have agreed to cause AT&T Wireless to execute another supplemental indenture pursuant to which it will become a co-obligor or guarantor, together with Cingular and Cingular Wireless II, with respect to (i) the due and punctual payment of the principal of and any premium and interest on the Cingular Securities and (ii) the performance or observance of every covenant of Cingular under the Cingular Indenture.

Item 8.01 Other Events

Amendment No. 5 to Cingular Limited Liability Agreement

On October 27, 2004, the Limited Liability Company Agreement of Cingular, dated as of October 2, 2000 and amended on January 1, 2001, April 3, 2001, April 3, 2001 and December 31, 2001 (such agreement, as amended, the “Cingular LLC Agreement”), by and among SBC, SBC Alloy Holdings, Inc., BellSouth, BLS Cingular Holdings, LLC, BellSouth Mobile Data, Inc. and Manager was amended by Amendment No. 5 to the Cingular LLC Agreement, which admits a subsidiary of SBC and a subsidiary of BellSouth as new members of Cingular, makes certain changes to Cingular’s permitted scope of business to allow Cingular to operate the business of AT&T Wireless following the Merger and makes certain other changes to the Cingular LLC Agreement.

This foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of Amendment No. 5, a copy of which is attached hereto as Exhibit 99.11 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

The Report of Independent Registered Public Accounting Firm is hereby incorporated by reference to Exhibit 99.12 hereto.

The audited consolidated balance sheets of AT&T Wireless Services, Inc. as of December 31, 2003 and December 31, 2002 and the consolidated statements of operations, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows of AT&T Wireless Services, Inc. for each of the three years in the period ended December 31, 2003, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.13 hereto.

The unaudited consolidated condensed balance sheets (unaudited) as of June 30, 2004 of AT&T Wireless Services, Inc. and the consolidated condensed statements of operations, condensed consolidated statements of changes in shareholders’ equity and consolidated condensed statements of cash flows for the period ended June 30, 2004 , and the notes related thereto, are herby incorporated by reference to AT&T Wireless’s Form 10-Q for the period ended June 30, 2004.
(b)	Pro Forma Financial Information
Cingular intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.
(c)	Exhibits
Exhibit 99.01	Investment and Reorganization Agreement, dated October 25, 2004, by and among BellSouth Corporation, SBC Communications Inc., Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, Cingular Wireless II, Inc., BLS Cingular Holdings, LLC, SBC Alloy Holdings, Inc., BellSouth Enterprises, Inc., BellSouth Mobile Systems, Inc., BellSouth Mobile Data, Inc. and SBC Long Distance, Inc.
Exhibit 99.02	Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless Services, Inc., Cingular Wireless LLC, Cingular Wireless Corporation, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications, Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99.1 to Cingular’s Form 8-K/A filed on February 18, 2004).
Exhibit 99.03	Capital Markets Debt Subordination Agreement, dated as of November 21, 2000, among SBC, BellSouth, each other subsidiary lender party thereto and Cingular Wireless (incorporated by reference to Exhibit 10.13 to Cingular’s Annual Report on Form 10-K for the year ended December 31, 2002).
Exhibit 99.04	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.
Exhibit 99.05	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.

Exhibit 99.06	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001 (incorporated by reference to Exhibit 4.5 to AT&T Wireless Services, Inc.’s Registration Statement on Form S-1/ A (Commission File No. 333-59174), filed June 11, 2001).
Exhibit 99.07	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.
Exhibit 99.08	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2001 (incorporated by reference to Exhibit 4.3 of AT&T Wireless Services, Inc.’s Form 10-Q for the quarterly period ended March 31, 2002).
Exhibit 99.09	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.
Exhibit 99.10	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, LLC and J.P. Morgan Trust Company, National Association (as successor Trustee), dated as of October 27, 2004.
Exhibit 99.11	Amendment No.5 to the Limited Liability Company Agreement of Cingular Wireless LLC by and among SBC Communications Inc., SBC Alloy Holdings, Inc., SBC Long Distance, Inc., BellSouth Corporation, BLS Cingular Holdings, LLC, BellSouth Mobile Data, Inc. and Cingular Wireless Corporation, dated as of October 27, 2004.
Exhibit 99.12	Report of Independent Registered Public Accounting Firm.
Exhibit 99.13	The audited consolidated balance sheets of AT&T Wireless Services, Inc. as of December 31, 2003 and December 31, 2002 and the consolidated statements of operations, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows of AT&T Wireless Services, Inc. for each of the three years in the period ended December 31, 2003, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC
Date: October 27, 2004	By:	/s/ Peter A. Richter
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit 99.01	Investment and Reorganization Agreement, dated October 25, 2004, by and among BellSouth Corporation, SBC Communications Inc., Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, Cingular Wireless II, Inc., BLS Cingular Holdings, LLC, SBC Alloy Holdings, Inc., BellSouth Enterprises, Inc., BellSouth Mobile Systems, Inc., BellSouth Mobile Data, Inc. and SBC Long Distance, Inc.
Exhibit 99.02	Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless Services, Inc., Cingular Wireless LLC, Cingular Wireless Corporation, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications, Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99.1 to Cingular’s Form 8-K/A filed on February 18, 2004).
Exhibit 99.03	Capital Markets Debt Subordination Agreement, dated as of November 21, 2000, among SBC, BellSouth, each other subsidiary lender party thereto and Cingular Wireless (incorporated by reference to Exhibit 10.13 to Cingular’s Annual Report on Form 10-K for the year ended December 31, 2002).
Exhibit 99.04	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.
Exhibit 99.05	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.
Exhibit 99.06	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001 (incorporated by reference to Exhibit 4.5 to AT&T Wireless Services, Inc.’s Registration Statement on Form S-1/ A (Commission File No. 333-59174), filed June 11, 2001).
Exhibit 99.07	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.
Exhibit 99.08	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2001 (incorporated by reference to Exhibit 4.3 of AT&T Wireless Services, Inc.’s Form 10-Q for the quarterly period ended March 31, 2002).
Exhibit 99.09	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.
Exhibit 99.10	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, LLC and J.P. Morgan Trust Company, National Association (as successor Trustee), dated as of October 27, 2004.
Exhibit 99.11	Amendment No.5 to the Limited Liability Company Agreement of Cingular Wireless LLC by and among SBC Communications Inc., SBC Alloy Holdings, Inc., SBC Long Distance, Inc., BellSouth Corporation, BLS Cingular Holdings, LLC, BellSouth Mobile Data, Inc. and Cingular Wireless Corporation, dated as of October 27, 2004.
Exhibit 99.12	Report of Independent Registered Public Accounting Firm.
Exhibit 99.13	The audited consolidated balance sheets of AT&T Wireless Services, Inc. as of December 31, 2003 and December 31, 2002 and the consolidated statements of operations, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows of AT&T Wireless Services, Inc. for each of the three years in the period ended December 31, 2003, and the notes related thereto.